SUBSEQUENT EVENTS (Notes)	12 Months Ended
Dec. 31, 2017
Subsequent Events1 [Abstract]
SUBSEQUENT EVENTS
NOTE 12: SUBSEQUENT EVENTS
On February 12, 2018, ArcelorMittal announced that its subsidiary ArcelorMittal India Private Limited ("AMIPL") has submitted an offer for Essar Steel India Limited ("Essar"), an Indian steel company, in the framework of the corporate insolvency resolution process. In its offer, AMIPL set out a detailed industrial plan for Essar aimed at improving its performance and profitability and ensuring it can participate in the anticipated growth of steel demand in India. Essar is an integrated flat steel producer, with its main production facility in Gujarat.  It has a nameplate crude steel capacity of 9.6 million tonnes per year, although the current maximum achievable crude steel production level is 6.1 million tonnes per year, due to a bottleneck in the steelmaking and casting process.